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                                                                    EXHIBIT 23.1

                     CONSENT OF T.J. SMITH & COMPANY, INC.

  We hereby consent to the use of our report dated March 1, 2001 regarding Torch Energy Royalty Trust and to reference to our firm included in this Form 10-K.


                                   T.J. SMITH & COMPANY, INC.


                                   By:  /s/ Timothy Smith, P.E.
                                       ---------------------------------------

Houston, Texas
March 29, 2001